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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




        Date of Report (Date of earliest event reported): April 14, 2000


                          HARLEY-DAVIDSON CREDIT CORP.
             (Exact name of registrant as specified in its charter)



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
Nevada                                                   333-62849                          88-0292891
(State or other jurisdiction of incorporation)    (Commission File Number)      (IRS Employer Identification Number)



          4150 Technology Way
          Carson City, Nevada                                      89706
          (Address of principal executive offices)               (Zip Code)

                                 (702) 885-1200
              (Registrant's telephone number, including area code)


                                 Not Applicable
         (Former name or former address, if changed since last report.)

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ITEM 5.   OTHER EVENTS

     The registrant is filing a term sheet relating to the Harley-Davidson Eaglemark Motorcycle Trust 2000-1 Harley-Davidson Motorcycle Contract Backed Securities under Item 7(c).

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)  Financial Statements: None

(b)  Pro Forma Financial Information: None

(c)  Exhibits:

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     EXHIBIT NO.                                      DOCUMENT
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
         20             Term Sheet
----------------------- --------------------------------------------------------------------- -------------
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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   HARLEY-DAVIDSON CREDIT CORP.

                                   By:  /s/ Perry A. Glassgow
                                        ----------------------------------
                                        Perry A. Glassgow
                                        Treasurer




April 14, 2000


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                                  EXHIBIT INDEX



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     EXHIBIT NO.                                      DOCUMENT                                PAGE
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
         20             Term Sheet                                                                     1
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